Exhibit 99.1

Old National Bancorp Reports Third Quarter 2025 Results
Evansville, Ind. (October 22, 2025)

Old National Bancorp (NASDAQ: ONB) reports 3Q25 net income applicable to common shares of $178.5 million, diluted EPS of $0.46; $231.3 million and $0.59 on an adjusted[1] basis, respectively.
CEO COMMENTARY:

"Old National's outstanding quarterly results reflect our continued focus on the fundamentals and the benefits from our recent partnership with Bremer Bank," said Chairman and CEO Jim Ryan. "Furthermore, with conversion activities related to our Bremer partnership now complete, Old National is exceptionally well positioned for the remainder of 2025 and beyond."
THIRD QUARTER HIGHLIGHTS2:

Net Income	•Net income applicable to common shares of $178.5 million; adjusted net income applicable to common shares[1] of $231.3 million
•Earnings per diluted common share ("EPS") of $0.46; adjusted EPS[1] of $0.59

Net Interest Income/NIM	•Net interest income on a fully taxable equivalent basis[1] of $582.6 million
•Net interest margin on a fully taxable equivalent basis[1] ("NIM") of 3.64%, up 11 basis points ("bps")

Operating Performance	•Pre-provision net revenue[1] ("PPNR") of $267.3 million; adjusted PPNR[1] of $336.6 million, up 16%
•Noninterest expense of $445.7 million; adjusted noninterest expense[1] of $376.5 million
•Efficiency ratio[1] of 58.8%; adjusted efficiency ratio[1] of 48.1%

Deposits and Funding	•Period-end total deposits of $55.0 billion, up 4.8% annualized; core deposits up 5.8% annualized
•Granular low-cost deposit franchise; total deposit costs of 197 bps, up 4 bps

Loans and Credit Quality	•End-of-period total loans[3] of $48.0 billion, up 0.6% annualized ◦End-of-period total loans[3] up 3.1% annualized excluding loans acquired from Bremer
•Provision for credit losses[4] ("provision") of $26.7 million
•Net charge-offs of $30.0 million, or 25 bps of average loans; 17 bps excluding purchased credit deteriorated ("PCD") loans that had an allowance at acquisition
•30+ day delinquencies of 0.18% and nonaccrual loans of 1.23% of total loans

Return Profile & Capital	•Return on average tangible common equity[1] ("ROATCE") of 15.9%; adjusted ROATCE[1] of 20.1% •Preliminary regulatory Tier 1 common equity to risk-weighted assets of 11.02%, up 28 bps

Notable Items	•$69.3 million of pre-tax merger-related charges
1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company – refer to the Non-GAAP reconciliations contained in this release 2 Comparisons are on a linked-quarter basis, unless otherwise noted 3 Includes loans held-for-sale 4 Includes the provision for unfunded commitments

RESULTS OF OPERATIONS2
Old National Bancorp reported third quarter 2025 net income applicable to common shares of $178.5 million, or $0.46 per diluted common share.
Included in third quarter results were pre-tax charges of $69.3 million for merger-related expenses. Excluding these items and realized debt securities losses from the current quarter, adjusted net income1 was $231.3 million, or $0.59 per diluted common share.
DEPOSITS AND FUNDING
Growth in core deposits driven by growth from both existing and new commercial clients.
•Period-end total deposits were $55.0 billion, up 4.8% annualized; core deposits up 5.8% annualized.
•On average, total deposits for the third quarter were $54.9 billion, up $5.1 billion.
•Granular low-cost deposit franchise; total deposit costs of 197 bps, up 4 bps.
•A loan to deposit ratio of 87%, combined with existing funding sources, provides strong liquidity.

LOANS
Loan growth driven by strong commercial loan production partially offset by proactive portfolio actions.
•Period-end total loans3 were $48.0 billion, up 0.6% annualized.
◦Excluding loans3 acquired in the Bremer transaction, period-end total loans were up 3.1% annualized.
•Total commercial loan production in the third quarter was $2.8 billion, up 20% from the second quarter of 2025; period-end commercial pipeline totaled $4.2 billion.
•Average total loans in the third quarter were $48.2 billion, an increase of $4.1 billion.

CREDIT QUALITY
Resilient credit quality continues to be a hallmark of Old National.
•Provision4 expense was $26.7 million compared to $106.8 million, or $31.2 million excluding $75.6 million of current expected credit loss ("CECL") Day 1 non-PCD provision expense related to the allowance for credit losses established on acquired non-PCD loans (including unfunded loan commitments) in the Bremer transaction in the second quarter of 2025.
•Net charge-offs were $30.0 million, or 25 bps of average loans, compared to 24 bps in the prior quarter.
◦Excluding PCD loans that had an allowance for credit losses established at acquisition, net charge-offs to average loans were 17 bps compared to 21 bps in the prior quarter.
•30+ day delinquencies as a percentage of loans were 0.18% compared to 0.30%.
•Nonaccrual loans as a percentage of total loans were 1.23% compared to 1.24%.
•The allowance for credit losses, including the allowance for credit losses on unfunded loan commitments, stood at $604.5 million, or 1.26% of total loans, compared to $594.7 million, or 1.24% of total loans.

NET INTEREST INCOME AND MARGIN
Higher reflective of larger balance sheet and higher asset yields.
•Net interest income on a fully taxable equivalent basis1 increased to $582.6 million compared to $521.9 million, driven by the full quarter impact of Bremer, higher asset yields and more days in the quarter, partly offset by higher funding costs.
•Net interest margin on a fully taxable equivalent basis1 increased 11 bps to 3.64%.
•Cost of total deposits was 1.97%, increasing 4 bps and the cost of total interest-bearing deposits increased 5 bps to 2.57%.

NONINTEREST INCOME
Increase driven by full quarter impact of Bremer, organic growth and record capital markets revenue.
•Total noninterest income was $130.5 million compared to $132.5 million, or $111.6 million excluding a $21.0 million pre-tax gain associated with the freezing of benefits of the Bremer pension plan in the second quarter of 2025.
•Excluding the pension plan gain in the second quarter of 2025 and realized debt securities losses, noninterest income was up 16.9% driven by the full quarter impact of Bremer, organic growth and record capital markets revenue.

NONINTEREST EXPENSE
Higher reflective of the full quarter impact of Bremer, disciplined expense management drives adjusted efficiency ratio lower.
•Noninterest expense was $445.7 million and included $69.3 million of merger-related charges.
•Excluding merger-related charges, adjusted noninterest expense1 was $376.5 million, compared to $343.6 million, driven by the full quarter impact of Bremer.
•The efficiency ratio1 was 58.8%, while the adjusted efficiency ratio1 was 48.1% compared to 55.8% and 50.2%, respectively.

INCOME TAXES
•Income tax expense was $50.0 million, resulting in an effective tax rate of 21.5% compared to 19.5%. On an adjusted fully taxable equivalent ("FTE") basis, the effective tax rate was 24.0% compared to 24.6%.
◦The effective tax rate for the second quarter of 2025 was impacted by the Bremer transaction.
•Income tax expense included $7.8 million of tax credit benefit compared to $5.8 million.

CAPITAL
Capital ratios remain strong.
•Preliminary total risk-based capital up 19 bps to 12.78% and preliminary regulatory Tier 1 capital up 29 bps to 11.49%, as strong retained earnings drive capital.
•Tangible common equity to tangible assets was 7.53%, up 3.7%.
•The Company repurchased 1.1 million shares of common stock during the quarter.

CONFERENCE CALL AND WEBCAST
Old National will host a conference call and live webcast at 9:00 a.m. Central Time on Wednesday, October 22, 2025, to review third quarter financial results. The live audio webcast link and corresponding presentation slides will be available on the Company’s Investor Relations website at oldnational.com and will be archived there for 12 months. To listen to the live conference call, dial U.S. (800) 715-9871 or International (646) 307-1963, access code 9394540. The telephone replay will be available approximately one hour after completion of the call until midnight Eastern Time on November 5, 2025. To access the replay, dial U.S. (800) 770-2030 or International (609) 800-9909; Access code 9394540.
ABOUT OLD NATIONAL
Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank. As the sixth largest commercial bank headquartered in the Midwest, Old National proudly serves clients primarily in the Midwest and Southeast. With approximately $71 billion of assets and $38 billion of assets under management, Old National ranks among the top 25 banking companies headquartered in the United States. Tracing our roots to 1834, Old National focuses on building long-term, highly valued partnerships with clients while also strengthening and supporting the communities we serve. In addition to providing extensive services in consumer and commercial banking, Old National offers comprehensive wealth management and capital markets services. For more information and financial data, please visit Investor Relations at oldnational.com. In 2025, Points of Light named Old National one of "The Civic 50" - an honor reserved for the 50 most community-minded companies in the United States.
USE OF NON-GAAP FINANCIAL MEASURES
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables at the end of this release.
The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include merger-related charges associated with completed and pending acquisitions, CECL Day 1 non-PCD provision expense, a pension plan gain, debt securities gains/losses, separation expense, distribution of excess pension assets expense, and FDIC special assessment expense. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes.
Income tax expense, provision for credit losses, and the certain notable items listed above are excluded from the calculation of pre-provision net revenues, adjusted due to the fluctuation in income before income tax and the level of provision for credit losses required. Management believes adjusted pre-provision net revenues may be useful in assessing the Company's underlying operating performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The Company presents adjusted noninterest expense, which excludes merger-related charges associated with completed and pending acquisitions, separation expense, distribution of excess pension assets expense, and FDIC special assessment expense, as well as adjusted noninterest income, which excludes a pension plan gain and debt securities gains/losses. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes.
In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.
Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.
FORWARD-LOOKING STATEMENTS
This earnings release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), Section 27A of the Securities Act of 1933 and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934 and Rule 3b-6 promulgated thereunder, notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward‐looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "guidance," "intend," "may," "outlook," "plan," "potential," "predict," "should," "would," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies, including trade and tariff policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the expected cost savings, synergies and other financial benefits from the merger (the “Merger”) between Old National and

Bremer not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the Merger; the impact of purchase accounting with respect to the Merger, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, the success of revenue-generating and cost reduction initiatives and the diversion of management’s attention from ongoing business operations and opportunities; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in this earnings release; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the SEC. These forward-looking statements are based on assumptions and estimates, which although believed to be reasonable, may turn out to be incorrect. Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of this earnings release. You are advised to consult further disclosures we may make on related subjects in our filings with the SEC.

CONTACTS:
Media: Rick Jillson	Investors: Lynell Durchholz
(812) 465-7267	(812) 464-1366
Rick.Jillson@oldnational.com	Lynell.Durchholz@oldnational.com

Financial Highlights (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
Income Statement
Net interest income	$574,609	$514,790	$387,643	$394,180	$391,724	$1,477,042	$1,136,603
FTE adjustment[1,3]	7,975	7,063	5,360	5,777	6,144	20,398	18,737
Net interest income - tax equivalent basis[3]	582,584	521,853	393,003	399,957	397,868	1,497,440	1,155,340
Provision for credit losses	26,738	106,835	31,403	27,017	28,497	164,976	83,602
Noninterest income	130,461	132,517	93,794	95,766	94,138	356,772	258,931
Noninterest expense	445,734	384,766	268,471	276,824	272,283	1,098,971	817,599
Net income available to common shareholders	$178,533	$121,375	$140,625	$149,839	$139,768	$440,533	$373,214
Per Common Share Data
Weighted average diluted shares	390,496	361,436	321,016	318,803	317,331	357,278	308,605
EPS, diluted	$0.46	$0.34	$0.44	$0.47	$0.44	$1.23	$1.21
Cash dividends	0.14	0.14	0.14	0.14	0.14	0.42	0.42
Dividend payout ratio[2]	30%	41%	32%	30%	32%	34%	35%
Book value	$20.64	$20.12	$19.71	$19.11	$19.20	$20.64	$19.20
Stock price	21.95	21.34	21.19	21.71	18.66	21.95	18.66
Tangible book value[3]	13.15	12.60	12.54	11.91	11.97	13.15	11.97
Performance Ratios
ROAA	1.03%	0.77%	1.08%	1.14%	1.08%	0.95%	0.99%
ROAE	9.0%	6.7%	9.1%	9.8%	9.4%	8.3%	8.8%
ROATCE[3]	15.9%	12.0%	15.0%	16.4%	16.0%	14.3%	15.0%
NIM (FTE)[3]	3.64%	3.53%	3.27%	3.30%	3.32%	3.50%	3.31%
Efficiency ratio[3]	58.8%	55.8%	53.7%	54.4%	53.8%	56.4%	56.4%
NCOs to average loans	0.25%	0.24%	0.24%	0.21%	0.19%	0.24%	0.16%
ACL on loans to EOP loans	1.19%	1.18%	1.10%	1.08%	1.05%	1.19%	1.05%
ACL[4] to EOP loans	1.26%	1.24%	1.16%	1.14%	1.12%	1.26%	1.12%
NPLs to EOP loans	1.23%	1.24%	1.29%	1.23%	1.22%	1.23%	1.22%
Balance Sheet (EOP)
Total loans	$47,967,915	$47,902,819	$36,413,944	$36,285,887	$36,400,643	$47,967,915	$36,400,643
Total assets	71,210,162	70,979,805	53,877,944	53,552,272	53,602,293	71,210,162	53,602,293
Total deposits	55,006,184	54,357,683	41,034,572	40,823,560	40,845,746	55,006,184	40,845,746
Total borrowed funds	6,766,381	7,346,098	5,447,054	5,411,537	5,449,096	6,766,381	5,449,096
Total shareholders' equity	8,309,271	8,126,387	6,534,654	6,340,350	6,367,298	8,309,271	6,367,298
Capital Ratios[3]
Risk-based capital ratios (EOP):
Tier 1 common equity	11.02%	10.74%	11.62%	11.38%	11.00%	11.02%	11.00%
Tier 1 capital	11.49%	11.20%	12.23%	11.98%	11.60%	11.49%	11.60%
Total capital	12.78%	12.59%	13.68%	13.37%	12.94%	12.78%	12.94%
Leverage ratio (average assets)	8.72%	9.26%	9.44%	9.21%	9.05%	8.72%	9.05%
Equity to assets (averages)	11.48%	11.38%	12.01%	11.78%	11.60%	11.59%	11.41%
TCE to TA	7.53%	7.26%	7.76%	7.41%	7.44%	7.53%	7.44%
Nonfinancial Data
Full-time equivalent employees	5,243	5,313	4,028	4,066	4,105	5,243	4,105
Banking centers	351	351	280	280	280	351	280
[1] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[2] Cash dividends per common share divided by net income per common share (basic).
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.
[4] Includes the allowance for credit losses on loans and unfunded loan commitments.

September 30, 2025 capital ratios are preliminary.
FTE - Fully taxable equivalent basis ROAA - Return on average assets ROAE - Return on average equity ROATCE - Return on average tangible common equity NCOs - Net Charge-offs ACL - Allowance for Credit Losses EOP - End of period actual balances NPLs - Non-performing Loans TCE - Tangible common equity TA - Tangible assets

Income Statement (unaudited)
($ and shares in thousands, except per share data)
	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
Interest income	$917,192	$824,961	$630,399	$662,082	$679,925	$2,372,552	$1,939,569
Less: interest expense	342,583	310,171	242,756	267,902	288,201	895,510	802,966
Net interest income	574,609	514,790	387,643	394,180	391,724	1,477,042	1,136,603
Provision for credit losses	26,738	106,835	31,403	27,017	28,497	164,976	83,602
Net interest income after provision for credit losses	547,871	407,955	356,240	367,163	363,227	1,312,066	1,053,001
Wealth and investment services fees	39,684	35,817	29,648	30,012	29,117	105,149	86,779
Service charges on deposit accounts	27,856	23,878	21,156	20,577	20,350	72,890	57,598
Debit card and ATM fees	13,197	12,922	9,991	10,991	11,362	36,110	32,409
Mortgage banking revenue	10,442	10,032	6,879	7,026	7,669	27,353	19,211
Capital markets income	12,629	7,114	4,506	5,244	7,426	24,249	15,055
Company-owned life insurance	7,565	6,625	5,381	6,499	5,315	19,571	14,488
Other income	19,081	36,170	16,309	15,539	12,975	71,560	33,481
Debt securities gains (losses), net	7	(41)	(76)	(122)	(76)	(110)	(90)
Total noninterest income	130,461	132,517	93,794	95,766	94,138	356,772	258,931
Salaries and employee benefits	211,345	202,112	148,305	146,605	147,494	561,762	456,490
Occupancy	34,442	30,432	29,053	29,733	27,130	93,927	80,696
Equipment	12,703	12,566	8,901	9,325	9,888	34,170	27,263
Marketing	15,093	13,759	11,940	12,653	11,036	40,792	32,954
Technology	36,122	31,452	22,020	21,429	23,343	89,594	67,368
Communication	7,742	5,014	4,134	4,176	4,681	16,890	13,161
Professional fees	13,598	21,931	7,919	11,055	7,278	43,448	24,236
FDIC assessment	14,095	13,409	9,700	11,970	11,722	37,204	32,711
Amortization of intangibles	26,184	19,630	6,830	7,237	7,411	52,644	20,291
Amortization of tax credit investments	7,057	5,815	3,424	4,556	3,277	16,296	8,773
Other expense	67,353	28,646	16,245	18,085	19,023	112,244	53,656
Total noninterest expense	445,734	384,766	268,471	276,824	272,283	1,098,971	817,599
Income before income taxes	232,598	155,706	181,563	186,105	185,082	569,867	494,333
Income tax expense	50,031	30,298	36,904	32,232	41,280	117,233	109,018
Net income	$182,567	$125,408	$144,659	$153,873	$143,802	$452,634	$385,315
Preferred dividends	(4,034)	(4,033)	(4,034)	(4,034)	(4,034)	(12,101)	(12,101)
Net income applicable to common shares	$178,533	$121,375	$140,625	$149,839	$139,768	$440,533	$373,214

EPS, diluted	$0.46	$0.34	$0.44	$0.47	$0.44	$1.23	$1.21
Weighted Average Common Shares Outstanding
Basic	389,038	360,155	315,925	315,673	315,622	355,307	307,426
Diluted	390,496	361,436	321,016	318,803	317,331	357,278	308,605
Common shares outstanding (EOP)	390,768	391,818	319,236	318,980	318,955	390,768	318,955

End of Period Balance Sheet (unaudited)
($ in thousands)
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
Assets
Cash and due from banks	$491,910	$637,556	$486,061	$394,450	$498,120
Money market and other interest-earning investments	1,190,707	1,171,015	753,719	833,518	693,450
Investments:
Treasury and government-sponsored agencies	2,402,375	2,445,733	2,364,170	2,289,903	2,335,716
Mortgage-backed securities	10,117,015	9,632,206	6,458,023	6,175,103	6,085,826
States and political subdivisions	1,579,802	1,590,272	1,589,555	1,637,379	1,665,128
Other securities	849,911	852,687	755,348	781,656	783,079
Total investments	14,949,103	14,520,898	11,167,096	10,884,041	10,869,749
Loans held-for-sale, at fair value	80,341	77,618	40,424	34,483	62,376
Loans:
Commercial	14,506,375	14,662,916	10,650,615	10,288,560	10,408,095
Commercial and agriculture real estate	22,083,734	21,879,785	16,135,327	16,307,486	16,356,216
Residential real estate	8,190,127	8,212,242	6,771,694	6,797,586	6,757,896
Consumer	3,187,679	3,147,876	2,856,308	2,892,255	2,878,436
Total loans	47,967,915	47,902,819	36,413,944	36,285,887	36,400,643
Allowance for credit losses on loans	(572,178)	(565,109)	(401,932)	(392,522)	(380,840)
Premises and equipment, net	691,950	682,539	584,664	588,970	599,528
Goodwill and other intangible assets	2,926,960	2,944,372	2,289,268	2,296,098	2,305,084
Company-owned life insurance	1,044,780	1,046,693	859,211	859,851	863,723
Accrued interest receivable and other assets	2,438,674	2,561,404	1,685,489	1,767,496	1,690,460
Total assets	$71,210,162	$70,979,805	$53,877,944	$53,552,272	$53,602,293

Liabilities and Equity
Noninterest-bearing demand deposits	$12,691,658	$12,652,556	$9,186,314	$9,399,019	$9,429,285
Interest-bearing:
Checking and NOW accounts	9,669,551	9,194,738	7,736,014	7,538,987	7,314,245
Savings accounts	4,958,555	5,058,819	4,715,329	4,753,279	4,781,447
Money market accounts	16,739,884	16,564,125	11,638,653	11,807,228	11,601,461
Other time deposits	7,767,698	7,613,377	6,212,898	5,819,970	6,010,070
Total core deposits	51,827,346	51,083,615	39,489,208	39,318,483	39,136,508
Brokered deposits	3,178,838	3,274,068	1,545,364	1,505,077	1,709,238
Total deposits	55,006,184	54,357,683	41,034,572	40,823,560	40,845,746

Federal funds purchased and interbank borrowings	1	340,246	170	385	135,263
Securities sold under agreements to repurchase	277,594	297,637	290,256	268,975	244,626
Federal Home Loan Bank advances	5,663,361	5,835,918	4,514,354	4,452,559	4,471,153
Other borrowings	825,425	872,297	642,274	689,618	598,054
Total borrowed funds	6,766,381	7,346,098	5,447,054	5,411,537	5,449,096
Accrued expenses and other liabilities	1,128,326	1,149,637	861,664	976,825	940,153
Total liabilities	62,900,891	62,853,418	47,343,290	47,211,922	47,234,995
Preferred stock, common stock, surplus, and retained earnings	8,833,662	8,725,995	7,183,163	7,086,393	6,971,054
Accumulated other comprehensive income (loss), net of tax	(524,391)	(599,608)	(648,509)	(746,043)	(603,756)
Total shareholders' equity	8,309,271	8,126,387	6,534,654	6,340,350	6,367,298
Total liabilities and shareholders' equity	$71,210,162	$70,979,805	$53,877,944	$53,552,272	$53,602,293

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2025			June 30, 2025			September 30, 2024
	Average	Income1/	Yield/	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$1,159,564	$12,207	4.18%	$1,424,700	$14,791	4.16%	$904,176	$11,696	5.15%
Investments:
Treasury and government-sponsored agencies	2,391,564	20,721	3.47%	2,396,691	20,820	3.47%	2,255,629	21,851	3.87%
Mortgage-backed securities	9,854,107	105,596	4.29%	8,567,318	87,734	4.10%	5,977,058	48,425	3.24%
States and political subdivisions	1,577,384	13,109	3.32%	1,596,899	13,402	3.36%	1,668,454	14,042	3.37%
Other securities	874,728	16,265	7.44%	970,581	15,770	6.50%	785,107	12,547	6.39%
Total investments	14,697,783	155,691	4.24%	13,531,489	137,726	4.07%	10,686,248	96,865	3.63%
Loans:[2]
Commercial	14,722,785	249,569	6.78%	13,240,876	219,446	6.63%	10,373,340	183,878	7.09%
Commercial and agriculture real estate	21,999,016	356,014	6.47%	20,022,403	316,422	6.32%	16,216,842	274,832	6.78%
Residential real estate loans	8,287,155	95,129	4.59%	7,792,440	88,852	4.56%	6,833,597	67,084	3.93%
Consumer	3,166,508	56,557	7.09%	3,049,341	54,787	7.21%	2,891,260	51,714	7.12%
Total loans	48,175,464	757,269	6.28%	44,105,060	679,507	6.16%	36,315,039	577,508	6.36%

Total earning assets	$64,032,811	$925,167	5.78%	$59,061,249	$832,024	5.64%	$47,905,463	$686,069	5.73%

Less: Allowance for credit losses on loans	(566,102)			(404,871)			(366,667)

Non-earning Assets:
Cash and due from banks	$492,415			$426,513			$413,583
Other assets	7,177,663			6,403,239			5,394,032

Total assets	$71,136,787			$65,486,130			$53,346,411

Interest-Bearing Liabilities:
Checking and NOW accounts	$9,382,625	$36,221	1.53%	$8,594,591	$29,291	1.37%	$7,551,264	$29,344	1.55%
Savings accounts	5,009,293	3,866	0.31%	4,968,232	3,777	0.30%	4,860,161	5,184	0.42%
Money market accounts	16,674,801	121,886	2.90%	15,055,735	110,933	2.96%	11,064,433	106,148	3.82%
Other time deposits	7,723,441	73,247	3.76%	7,092,124	67,204	3.80%	5,928,241	64,435	4.32%
Total interest-bearing core deposits	38,790,160	235,220	2.41%	35,710,682	211,205	2.37%	29,404,099	205,111	2.78%
Brokered deposits	3,371,269	37,381	4.40%	2,530,726	28,883	4.58%	1,829,218	24,616	5.35%
Total interest-bearing deposits	42,161,429	272,601	2.57%	38,241,408	240,088	2.52%	31,233,317	229,727	2.93%

Federal funds purchased and interbank borrowings	157,192	1,816	4.58%	88,603	953	4.31%	14,549	292	7.98%
Securities sold under agreements to repurchase	289,323	731	1.00%	295,948	636	0.86%	239,524	612	1.02%
Federal Home Loan Bank advances	5,552,780	57,143	4.08%	6,037,462	59,042	3.92%	4,572,046	47,719	4.15%
Other borrowings	871,996	10,292	4.68%	828,214	9,452	4.58%	754,544	9,851	5.19%
Total borrowed funds	6,871,291	69,982	4.04%	7,250,227	70,083	3.88%	5,580,663	58,474	4.17%

Total interest-bearing liabilities	$49,032,720	$342,583	2.77%	$45,491,635	$310,171	2.73%	$36,813,980	$288,201	3.11%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits	$12,731,654			$11,568,854			$9,371,698
Other liabilities	1,203,838			973,525			970,662
Shareholders' equity	8,168,575			7,452,116			6,190,071

Total liabilities and shareholders' equity	$71,136,787			$65,486,130			$53,346,411

Net interest rate spread			3.01%			2.91%			2.62%

Net interest margin (GAAP)			3.59%			3.49%			3.27%

Net interest margin (FTE)[3]			3.64%			3.53%			3.32%

FTE adjustment		$7,975			$7,063			$6,144

[1] Interest income is reflected on a FTE basis.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Nine Months Ended			Nine Months Ended
	September 30, 2025			September 30, 2024
	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$1,126,460	$35,813	4.25%	$825,743	$32,992	5.34%
Investments:
Treasury and government-sponsored agencies	2,369,307	61,560	3.46%	2,275,607	66,648	3.91%
Mortgage-backed securities	8,249,480	247,853	4.01%	5,721,725	135,217	3.15%
States and political subdivisions	1,594,912	39,753	3.32%	1,678,504	42,308	3.36%
Other securities	872,430	42,547	6.50%	781,385	37,303	6.37%
Total investments	$13,086,129	$391,713	3.99%	$10,457,221	$281,476	3.59%
Loans:[2]
Commercial	12,803,059	634,610	6.61%	10,087,322	534,566	7.07%
Commercial and agriculture real estate	19,432,867	918,371	6.30%	15,488,010	765,325	6.59%
Residential real estate loans	7,636,955	251,629	4.39%	6,826,809	197,770	3.86%
Consumer	3,030,102	160,814	7.10%	2,815,837	146,177	6.93%
Total loans	42,902,983	1,965,424	6.11%	35,217,978	1,643,838	6.22%

Total earning assets	$57,115,572	$2,392,950	5.59%	$46,500,942	$1,958,306	5.62%

Less: Allowance for credit losses on loans	(457,192)			(337,168)

Non-earning Assets:
Cash and due from banks	$430,891			$402,213
Other assets	6,331,698			5,232,807

Total assets	$63,420,969			$51,798,794

Interest-Bearing Liabilities:
Checking and NOW accounts	$8,507,970	$89,362	1.40%	$7,627,029	$88,994	1.56%
Savings accounts	4,891,083	11,251	0.31%	4,976,361	15,455	0.41%
Money market accounts	14,483,414	321,200	2.97%	10,571,821	302,921	3.83%
Other time deposits	6,943,552	196,936	3.79%	5,327,361	168,453	4.22%
Total interest-bearing core deposits	34,826,019	618,749	2.38%	28,502,572	575,823	2.70%
Brokered deposits	2,489,600	84,435	4.53%	1,375,231	55,149	5.36%
Total interest-bearing deposits	37,315,619	703,184	2.52%	29,877,803	630,972	2.82%

Federal funds purchased and interbank borrowings	131,341	4,394	4.47%	77,262	3,239	5.60%
Securities sold under agreements to repurchase	286,137	1,918	0.90%	261,818	2,168	1.11%
Federal Home Loan Bank advances	5,355,597	158,081	3.95%	4,477,851	133,529	3.98%
Other borrowings	792,708	27,933	4.71%	823,746	33,058	5.36%
Total borrowed funds	6,565,783	192,326	3.92%	5,640,677	171,994	4.07%

Total interest-bearing liabilities	43,881,402	895,510	2.73%	35,518,480	802,966	3.02%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits	$11,145,709			$9,396,081
Other liabilities	1,041,715			971,687
Shareholders' equity	7,352,143			5,912,546

Total liabilities and shareholders' equity	$63,420,969			$51,798,794

Net interest rate spread			2.86%			2.60%

Net interest margin (GAAP)			3.45%			3.26%

Net interest margin (FTE)[3]			3.50%			3.31%

FTE adjustment		$20,398			$18,737

[1] Interest income is reflected on a FTE.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Asset Quality (EOP) (unaudited)
($ in thousands)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
Allowance for credit losses:
Beginning allowance for credit losses on loans	$565,109	$401,932	$392,522	$380,840	$366,335	$392,522	$307,610
Allowance established for acquired PCD loans	13,104	90,442	—	—	2,803	103,546	26,725
Provision for credit losses on loans	24,003	99,263	31,026	30,417	29,176	154,292	89,774
Gross charge-offs	(35,402)	(29,954)	(24,540)	(21,278)	(18,965)	(89,896)	(50,026)
Gross recoveries	5,364	3,426	2,924	2,543	1,491	11,714	6,757
NCOs	(30,038)	(26,528)	(21,616)	(18,735)	(17,474)	(78,182)	(43,269)
Ending allowance for credit losses on loans	$572,178	$565,109	$401,932	$392,522	$380,840	$572,178	$380,840
Beginning allowance for credit losses on unfunded commitments	$29,603	$22,031	$21,654	$25,054	$25,733	$21,654	$31,226
Provision (release) for credit losses on unfunded commitments	2,735	7,572	377	(3,400)	(679)	10,684	(6,172)
Ending allowance for credit losses on unfunded commitments	$32,338	$29,603	$22,031	$21,654	$25,054	$32,338	$25,054
Allowance for credit losses	$604,516	$594,712	$423,963	$414,176	$405,894	$604,516	$405,894
Provision for credit losses on loans	$24,003	$99,263	$31,026	$30,417	$29,176	$154,292	$89,774
Provision (release) for credit losses on unfunded commitments	2,735	7,572	377	(3,400)	(679)	10,684	(6,172)
Provision for credit losses	$26,738	$106,835	$31,403	$27,017	$28,497	$164,976	$83,602
NCOs / average loans[1]	0.25%	0.24%	0.24%	0.21%	0.19%	0.24%	0.16%
Average loans[1]	$48,153,186	$44,075,472	$36,284,059	$36,410,414	$36,299,544	$42,881,049	$35,202,727
EOP loans[1]	47,967,915	47,902,819	36,413,944	36,285,887	36,400,643	47,967,915	36,400,643
ACL on loans / EOP loans[1]	1.19%	1.18%	1.10%	1.08%	1.05%	1.19%	1.05%
ACL / EOP loans[1]	1.26%	1.24%	1.16%	1.14%	1.12%	1.26%	1.12%
Underperforming Assets:
Loans 90 days and over (still accruing)	$1,525	$16,893	$6,757	$4,060	$1,177	$1,525	$1,177
Nonaccrual loans	590,820	594,709	469,211	447,979	443,597	590,820	443,597
Foreclosed assets	6,325	7,986	6,301	4,294	4,077	6,325	4,077
Total underperforming assets	$598,670	$619,588	$482,269	$456,333	$448,851	$598,670	$448,851
Classified and Criticized Assets:
Nonaccrual loans	$590,820	$594,709	$469,211	$447,979	$443,597	$590,820	$443,597
Substandard loans (still accruing)	1,881,294	1,969,260	1,479,630	1,073,413	1,074,243	1,881,294	1,074,243
Loans 90 days and over (still accruing)	1,525	16,893	6,757	4,060	1,177	1,525	1,177
Total classified loans - "problem loans"	2,473,639	2,580,862	1,955,598	1,525,452	1,519,017	2,473,639	1,519,017
Other classified assets	35,373	43,495	53,239	58,954	59,485	35,373	59,485
Special Mention	893,109	1,008,716	828,314	908,630	837,543	893,109	837,543
Total classified and criticized assets	$3,402,121	$3,633,073	$2,837,151	$2,493,036	$2,416,045	$3,402,121	$2,416,045
Loans 30-89 days past due (still accruing)	$83,030	$128,771	$72,517	$93,141	$91,750	$83,030	$91,750
Nonaccrual loans / EOP loans[1]	1.23%	1.24%	1.29%	1.23%	1.22%	1.23%	1.22%
ACL / nonaccrual loans	102%	100%	90%	92%	92%	102%	92%
Under-performing assets/EOP loans[1]	1.25%	1.29%	1.32%	1.26%	1.23%	1.25%	1.23%
Under-performing assets/EOP assets	0.84%	0.87%	0.90%	0.85%	0.84%	0.84%	0.84%
30+ day delinquencies/EOP loans[1]	0.18%	0.30%	0.22%	0.27%	0.26%	0.18%	0.26%

[1] Excludes loans held-for-sale.

Non-GAAP Measures (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended						Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,		September 30,	September 30,
	2025	2025	2025	2024	2024		2025	2024
Earnings Per Share:
Net income applicable to common shares	$178,533	$121,375	$140,625	$149,839	$139,768		$440,533	$373,214
Adjustments:
Merger-related charges	69,274	41,206	5,856	8,117	6,860		116,336	29,208
Tax effect[1]	(16,494)	(11,337)	(1,089)	(2,058)	(1,528)		(28,921)	(6,651)
Merger-related charges, net	52,780	29,869	4,767	6,059	5,332		87,415	22,557
CECL Day 1 non-PCD provision expense	—	75,604	—	—	—		75,604	15,312
Tax effect[1]	—	(20,802)	—	—	—		(20,802)	(3,476)
CECL Day 1 non-PCD provision expense, net	—	54,802	—	—	—		54,802	11,836
Pension plan gain	—	(21,001)	—	—	—		(21,001)	—
Tax effect[1]	—	5,778	—	—	—		5,778	—
Pension plan gain, net	—	(15,223)	—	—	—		(15,223)	—
Debt securities (gains) losses	(7)	41	76	122	76		110	90
Tax effect[1]	2	(11)	(14)	(31)	(17)		(24)	(20)
Debt securities (gains) losses, net	(5)	30	62	91	59		86	70
Separation expense	—	—	—	—	2,646		—	2,646
Tax effect[1]	—	—	—	—	(589)		—	(589)
Separation expense, net	—	—	—	—	2,057		—	2,057
Distribution of excess pension assets	—	—	—	—	—	—	—	13,318
Tax effect[1]	—	—	—	—	—	—	—	(3,250)
Distribution excess pension assets, net	—	—	—	—	—		—	10,068
FDIC special assessment	—	—	—	—	—		—	2,994
Tax effect[1]	—	—	—	—	—		—	(731)
FDIC special assessment, net	—	—	—	—	—		—	2,263
Total adjustments, net	52,775	69,478	4,829	6,150	7,448		127,080	48,851
Net income applicable to common shares, adjusted	$231,308	$190,853	$145,454	$155,989	$147,216		$567,613	$422,065
Weighted average diluted common shares outstanding	390,496	361,436	321,016	318,803	317,331		357,278	308,605
EPS, diluted	$0.46	$0.34	$0.44	$0.47	$0.44		$1.23	$1.21
Adjusted EPS, diluted	$0.59	$0.53	$0.45	$0.49	$0.46		$1.59	$1.37
NIM:
Net interest income	$574,609	$514,790	$387,643	$394,180	$391,724		$1,477,042	$1,136,603
Add: FTE adjustment[2]	7,975	7,063	5,360	5,777	6,144		20,398	18,737
Net interest income (FTE)	$582,584	$521,853	$393,003	$399,957	$397,868		$1,497,440	$1,155,340
Average earning assets	$64,032,811	$59,061,249	$48,077,320	$48,411,803	$47,905,463		$57,115,572	$46,500,942
NIM (GAAP)	3.59%	3.49%	3.23%	3.26%	3.27%		3.45%	3.26%
NIM (FTE)	3.64%	3.53%	3.27%	3.30%	3.32%		3.50%	3.31%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
PPNR:
Net interest income (FTE)[2]	$582,584	$521,853	$393,003	$399,957	$397,868	$1,497,440	$1,155,340
Add: Noninterest income	130,461	132,517	93,794	95,766	94,138	356,772	258,931
Total revenue (FTE)	713,045	654,370	486,797	495,723	492,006	1,854,212	1,414,271
Less: Noninterest expense	(445,734)	(384,766)	(268,471)	(276,824)	(272,283)	(1,098,971)	(817,599)
PPNR	$267,311	$269,604	$218,326	$218,899	$219,723	$755,241	$596,672
Adjustments:
Pension plan termination gain	$—	$(21,001)	$—	$—	$—	$(21,001)	$—
Debt securities (gains) losses	$(7)	$41	$76	$122	$76	$110	$90
Noninterest income adjustments	(7)	(20,960)	76	122	76	(20,891)	90
Adjusted noninterest income	130,454	111,557	93,870	95,888	94,214	335,881	259,021
Adjusted revenue	$713,038	$633,410	$486,873	$495,845	$492,082	$1,833,321	$1,414,361
Adjustments:
Merger-related charges	$69,274	$41,206	$5,856	$8,117	$6,860	$116,336	$29,208
Separation expense	—	—	—	—	2,646	—	2,646
Distribution of excess pension assets	—	—	—	—	—	—	13,318
FDIC Special Assessment	—	—	—	—	—	—	2,994
Noninterest expense adjustments	69,274	41,206	5,856	8,117	9,506	116,336	48,166
Adjusted total noninterest expense	(376,460)	(343,560)	(262,615)	(268,707)	(262,777)	(982,635)	(769,433)
Adjusted PPNR	$336,578	$289,850	$224,258	$227,138	$229,305	$850,686	$644,928
Efficiency Ratio:
Noninterest expense	$445,734	$384,766	$268,471	$276,824	$272,283	$1,098,971	$817,599
Less: Amortization of intangibles	(26,184)	(19,630)	(6,830)	(7,237)	(7,411)	(52,644)	(20,291)
Noninterest expense, excl. amortization of intangibles	419,550	365,136	261,641	269,587	264,872	1,046,327	797,308
Less: Amortization of tax credit investments	(7,057)	(5,815)	(3,424)	(4,556)	(3,277)	(16,296)	(8,773)
Less: Noninterest expense adjustments	(69,274)	(41,206)	(5,856)	(8,117)	(9,506)	(116,336)	(48,166)
Adjusted noninterest expense, excluding amortization	$343,219	$318,115	$252,361	$256,914	$252,089	$913,695	$740,369
Total revenue (FTE)[2]	$713,045	$654,370	$486,797	$495,723	$492,006	$1,854,212	$1,414,271
Less: Debt securities (gains) losses	(7)	41	76	122	76	110	90
Less: Pension plan gain	—	(21,001)	—	—	—	(21,001)	—
Total adjusted revenue	$713,038	$633,410	$486,873	$495,845	$492,082	$1,833,321	$1,414,361
Efficiency Ratio	58.8%	55.8%	53.7%	54.4%	53.8%	56.4%	56.4%
Adjusted Efficiency Ratio	48.1%	50.2%	51.8%	51.8%	51.2%	49.8%	52.3%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2025	2025	2025	2024	2024	2025	2024
ROAE and ROATCE:
Net income applicable to common shares	$178,533	$121,375	$140,625	$149,839	$139,768	$440,533	$373,214
Amortization of intangibles	26,184	19,630	6,830	7,237	7,411	52,644	20,291
Tax effect[1]	(6,546)	(4,908)	(1,708)	(1,809)	(1,853)	(13,161)	(5,073)
Amortization of intangibles, net	19,638	14,722	5,122	5,428	5,558	39,483	15,218
Net income applicable to common shares, excluding intangibles amortization	198,171	136,097	145,747	155,267	145,326	480,016	388,432
Total adjustments, net (see pg.12)	52,775	69,478	4,829	6,150	7,448	127,080	48,851
Adjusted net income applicable to common shares, excluding intangibles amortization	$250,946	$205,575	$150,576	$161,417	$152,774	$607,096	$437,283
Average shareholders' equity	$8,168,575	$7,452,116	$6,416,485	$6,338,953	$6,190,071	$7,352,143	$5,912,546
Less: Average preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Average shareholders' common equity	$7,924,856	$7,208,397	$6,172,766	$6,095,234	$5,946,352	$7,108,424	$5,668,827
Average goodwill and other intangible assets	(2,931,319)	(2,670,710)	(2,292,526)	(2,301,177)	(2,304,597)	(2,633,858)	(2,216,437)
Average tangible shareholder's common equity	$4,993,537	$4,537,687	$3,880,240	$3,794,057	$3,641,755	$4,474,566	$3,452,390
ROAE	9.0%	6.7%	9.1%	9.8%	9.4%	8.3%	8.8%
ROAE, adjusted	11.7%	10.6%	9.4%	10.2%	9.9%	10.6%	9.9%
ROATCE	15.9%	12.0%	15.0%	16.4%	16.0%	14.3%	15.0%
ROATCE, adjusted	20.1%	18.1%	15.5%	17.0%	16.8%	18.1%	16.9%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
Tangible Common Equity:
Shareholders' equity	$8,309,271	$8,126,387	$6,534,654	$6,340,350	$6,367,298
Less: Preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Shareholders' common equity	$8,065,552	$7,882,668	$6,290,935	$6,096,631	$6,123,579
Less: Goodwill and other intangible assets	(2,926,960)	(2,944,372)	(2,289,268)	(2,296,098)	(2,305,084)
Tangible shareholders' common equity	$5,138,592	$4,938,296	$4,001,667	$3,800,533	$3,818,495

Total assets	$71,210,162	$70,979,805	$53,877,944	$53,552,272	$53,602,293
Less: Goodwill and other intangible assets	(2,926,960)	(2,944,372)	(2,289,268)	(2,296,098)	(2,305,084)
Tangible assets	$68,283,202	$68,035,433	$51,588,676	$51,256,174	$51,297,209

Risk-weighted assets[3]	$52,515,468	$52,517,871	$40,266,670	$40,314,805	$40,584,608

Tangible common equity to tangible assets	7.53%	7.26%	7.76%	7.41%	7.44%
Tangible common equity to risk-weighted assets[3]	9.78%	9.40%	9.94%	9.43%	9.41%
Tangible Common Book Value:
Common shares outstanding	390,768	391,818	319,236	318,980	318,955
Tangible common book value	$13.15	$12.60	$12.54	$11.91	$11.97

[1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state).
[2] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[3] September 30, 2025 figures are preliminary.